Exhibit 99.1

Union Pacific Reports Fourth Quarter and Full Year 2023 Results

●	Fourth quarter earnings per diluted share of $2.71, up 1%
●	Fourth quarter net income up 1%
●	Full year earnings per diluted share of $10.45, down 7%
●	Full year net income down 9%

Omaha, Neb., January 25, 2024 – Union Pacific Corporation (NYSE: UNP) today reported 2023 fourth quarter net income of $1.7 billion, or $2.71 per diluted share. This compares to 2022 fourth quarter net income of $1.6 billion, or $2.67 per diluted share.

Reported net income for full year 2023 was $6.4 billion, or $10.45 per diluted share. These full year results compare to full year 2022 net income of $7.0 billion, or $11.21 per diluted share.

“The team continues to execute our multi-year strategy to be the industry’s best in safety, service, and operational excellence,” said Jim Vena, Union Pacific Chief Executive Officer. “Our fourth quarter results show much of what’s possible at Union Pacific and that we’re on the right path to reaching our goals. Service and operational metrics showed great improvement in the quarter. Those improvements propel us toward a service product that supports growth with our customers. We enter 2024 with strong momentum, recognizing we have plenty of opportunity to improve. We’re excited to show our stakeholders what our great team can accomplish."

Fourth Quarter Summary: 2023 vs. 2022

Financial Results: Increased Volume and Core Pricing Gains Offset by Lower Fuel Surcharge Revenue Led to Flat Operating Revenue

●	Operating revenue of $6.2 billion was flat driven by increased volume and core pricing gains offset by reduced fuel surcharge revenue and business mix.
●	Revenue carloads were up 3%.
●	Operating ratio was 60.9%, an improvement of 10 basis points.
●	Operating income of $2.4 billion was flat.

Operating Performance: Improved Resource Utilization Drives Strong Service Metrics and Fluid Network; Fourth Quarter Record for Workforce Productivity

●	Quarterly freight car velocity was 217 daily miles per car, a 14% improvement.
●	Quarterly locomotive productivity was 140 gross ton-miles (GTMs) per horsepower day, a 14% improvement.
●	Average maximum train length was 9,413 feet, a 2% increase.
●	Quarterly workforce productivity improved 4% to 1,051 car miles per employee.
●	Fuel consumption rate of 1.091, measured in gallons of fuel per thousand GTMs, deteriorated 3%.

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Full Year Summary: 2023 vs. 2022

Financial Results: Lower Fuel Surcharge Revenue and Volume Drive Reduced Operating Revenue

●	Operating revenue of $24.1 billion was down 3% driven by lower fuel surcharge revenue, business mix, and volume declines partially offset by core pricing gains.
●	Revenue carloads declined 1%.
●	Union Pacific’s 62.3% reported operating ratio deteriorated 220 basis points. Lower fuel prices positively impacted the operating ratio by 50 basis points.
●	Operating Income of $9.1 billion was down 8%.
●	Union Pacific’s 2023 capital program totaled $3.7 billion.
●	The company repurchased 3.5 million shares in 2023 at an aggregate cost of $712 million.

Operating Performance: Improving Resource Availability and Utilization Through the Year Results in Fluid Operations to End 2023

●	Union Pacific’s reportable derailment rates improved, while reportable personal injury rates did not improve.
●	Freight car velocity was 204 daily miles per car, a 7% improvement.
●	Locomotive productivity was 129 GTMs per horsepower day, a 3% increase.
●	Average maximum train length of 9,356 feet was flat.
●	Workforce productivity of 1,000 car miles per employee declined 3%.
●	Fuel consumption rate of 1.088, measured in gallons of fuel per thousand GTMs, deteriorated 1%.

2024 Outlook

●	Volume outlook muted by international intermodal business loss, lower coal demand, and soft economic conditions.
●	Pricing dollars in excess of inflation dollars
●	No change to long-term capital allocation strategy:
○ Capital plan of $3.4 billion
○ No first quarter share repurchases

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Fourth Quarter 2023 Earnings Conference Call

Union Pacific will webcast its fourth quarter 2023 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, January 25, 2024, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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****

This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the potential impacts of public health crises, including pandemics, epidemics and the outbreak of other contagious diseases, such as the coronavirus and its variant strains (COVID); the Russia-Ukraine and Israeli wars and any impacts on our business operations, financial results, liquidity, and financial position, and on the world economy (including customers, employees, and supply chains), including as a result of fluctuations in volume and carloadings; expectations as to general macroeconomic conditions, including slowdowns and recessions, domestically or internationally, and future volatility in interest rates and fuel prices; closing of customer manufacturing, distribution, or production facilities; expectations as to operational or service improvements; expectations as to hiring challenges; availability of employees; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications; expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates, or forecasts as to business, financial, and operational results, future economic performance, and planned capital investments ; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters; expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, cyberattacks or other matters. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2022, which was filed with the SEC on February 10, 2023. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to the Company’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and	4th Quarter				Full Year
Percentages, For the Periods Ended December 31,	2023	2022	%		2023	2022	%
Operating Revenues
Freight revenues	$5,801	$5,768	1%		$22,571	$23,159	(3)%
Other revenues	358	412	(13)		1,548	1,716	(10)
Total operating revenues	6,159	6,180	-		24,119	24,875	(3)
Operating Expenses
Compensation and benefits	1,169	1,174	-		4,818	4,645	4
Fuel	759	853	(11)		2,891	3,439	(16)
Purchased services and materials	645	633	2		2,616	2,442	7
Depreciation	589	569	4		2,318	2,246	3
Equipment and other rents	229	238	(4)		947	898	5
Other	361	301	20		1,447	1,288	12
Total operating expenses	3,752	3,768	-		15,037	14,958	1
Operating Income	2,407	2,412	-		9,082	9,917	(8)
Other income, net	108	92	17		491	426	15
Interest expense	(331)	(333)	(1)		(1,340)	(1,271)	5
Income before income taxes	2,184	2,171	1		8,233	9,072	(9)
Income tax expense	(532)	(533)	-		(1,854)	(2,074)	(11)
Net Income	$1,652	$1,638	1		$6,379	$6,998	(9)

Share and Per Share
Earnings per share - basic	$2.71	$2.67	1%		$10.47	$11.24	(7)%
Earnings per share - diluted	$2.71	$2.67	1		$10.45	$11.21	(7)
Weighted average number of shares - basic	608.9	612.7	(1)		609.2	622.7	(2)
Weighted average number of shares - diluted	609.9	613.7	(1)		610.2	624.0	(2)
Dividends declared per share	$1.30	$1.30	-		$5.20	$5.08	2

Operating Ratio	60.9%	61.0%	(0.1)	pts	62.3%	60.1%	2.2	pts
Effective Tax Rate	24.4%	24.6%	(0.2)		22.5%	22.9%	(0.4)

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2023	2022	%	2023	2022	%
Freight Revenues (Millions)
Grain & grain products	$986	$974	1%	$3,644	$3,598	1%
Fertilizer	194	171	13	757	712	6
Food & refrigerated	264	265	-	1,041	1,093	(5)
Coal & renewables	494	523	(6)	1,916	2,134	(10)
Bulk	1,938	1,933	-	7,358	7,537	(2)
Industrial chemicals & plastics	538	502	7	2,176	2,158	1
Metals & minerals	540	548	(1)	2,194	2,196	-
Forest products	335	325	3	1,347	1,465	(8)
Energy & specialized markets	665	624	7	2,521	2,386	6
Industrial	2,078	1,999	4	8,238	8,205	-
Automotive	600	594	1	2,421	2,257	7
Intermodal	1,185	1,242	(5)	4,554	5,160	(12)
Premium	1,785	1,836	(3)	6,975	7,417	(6)
Total	$5,801	$5,768	1%	$22,571	$23,159	(3)%
Revenue Carloads (Thousands)
Grain & grain products	216	208	4%	798	798	-%
Fertilizer	47	41	15	191	190	1
Food & refrigerated	42	44	(5)	175	187	(6)
Coal & renewables	217	215	1	867	885	(2)
Bulk	522	508	3	2,031	2,060	(1)
Industrial chemicals & plastics	161	151	7	645	637	1
Metals & minerals	189	196	(4)	793	785	1
Forest products	52	52	-	213	241	(12)
Energy & specialized markets	153	140	9	582	552	5
Industrial	555	539	3	2,233	2,215	1
Automotive	197	198	(1)	820	778	5
Intermodal [a]	782	743	5	3,028	3,116	(3)
Premium	979	941	4	3,848	3,894	(1)
Total	2,056	1,988	3%	8,112	8,169	(1)%
Average Revenue per Car
Grain & grain products	$4,580	$4,681	(2)%	$4,567	$4,509	1%
Fertilizer	4,085	4,167	(2)	3,962	3,749	6
Food & refrigerated	6,174	5,957	4	5,929	5,844	1
Coal & renewables	2,281	2,431	(6)	2,211	2,410	(8)
Bulk	3,712	3,799	(2)	3,623	3,658	(1)
Industrial chemicals & plastics	3,353	3,335	1	3,374	3,388	-
Metals & minerals	2,860	2,790	3	2,765	2,797	(1)
Forest products	6,326	6,264	1	6,310	6,092	4
Energy & specialized markets	4,347	4,459	(3)	4,335	4,320	-
Industrial	3,742	3,711	1	3,689	3,704	-
Automotive	3,061	3,007	2	2,955	2,902	2
Intermodal [a]	1,515	1,672	(9)	1,504	1,656	(9)
Premium	1,824	1,953	(7)	1,813	1,905	(5)
Average	$2,822	$2,902	(3)%	$2,782	$2,835	(2)%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Dec. 31,		Dec. 31,
Millions, Except Percentages	2023	2022
Assets
Cash and cash equivalents	$1,055	$973
Short-term investments	16	46
Other current assets	3,077	2,933
Investments	2,605	2,375
Properties, net	57,398	56,038
Operating lease assets	1,643	1,672
Other assets	1,338	1,412
Total assets	$67,132	$65,449

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,423	$1,678
Other current liabilities	3,683	3,842
Debt due after one year	31,156	31,648
Operating lease liabilities	1,245	1,300
Deferred income taxes	13,123	13,033
Other long-term liabilities	1,714	1,785
Total liabilities	52,344	53,286
Total common shareholders' equity	14,788	12,163
Total liabilities and common shareholders' equity	$67,132	$65,449

Return on Average Common Shareholders' Equity	47.3%	53.2%
Return on Invested Capital as Adjusted (ROIC)*	15.5%	17.3%

*	ROIC is a non-GAAP measure; however, management believes that it is an important measure in evaluating the efficiency and effectiveness of our long-term capital investments. See page 9 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Full Year
For the Periods Ended December 31,	2023	2022
Operating Activities
Net income	$6,379	$6,998
Depreciation	2,318	2,246
Deferred and other income taxes	117	262
Other - net	(435)	(144)
Cash provided by operating activities	8,379	9,362
Investing Activities
Capital investments*	(3,606)	(3,620)
Other - net	(61)	149
Cash used in investing activities	(3,667)	(3,471)
Financing Activities
Dividends paid	(3,173)	(3,159)
Debt repaid	(2,190)	(2,291)
Debt issued	1,599	6,080
Share repurchase programs	(705)	(6,282)
Other - net	(156)	(235)
Cash used in financing activities	(4,625)	(5,887)
Net change in cash, cash equivalents, and restricted cash	87	4
Cash, cash equivalents, and restricted cash at beginning of year	987	983
Cash, cash equivalents, and restricted cash at end of year	$1,074	$987
Free Cash Flow**
Cash provided by operating activities	$8,379	$9,362
Cash used in investing activities	(3,667)	(3,471)
Dividends paid	(3,173)	(3,159)
Free cash flow	$1,539	$2,732

*	Capital investments include locomotive and freight car early lease buyouts of $57 million in 2023 and $70 million in 2022.
**

Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	4th Quarter				Full Year
For the Periods Ended December 31,	2023	2022	%		2023	2022	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)*	217	191	14%		204	191	7%
Average train speed (miles per hour)*	24.9	23.8	5		24.2	23.8	2
Average terminal dwell time (hours)*	22.7	24.5	(7)		23.4	24.4	(4)
Locomotive productivity (GTMs per horsepower day)	140	123	14		129	125	3
Gross ton-miles (GTMs) (millions)	214,570	208,949	3		837,502	843,443	(1)
Train length (feet)	9,413	9,191	2		9,356	9,329	-
Intermodal car trip plan compliance (%)**	85	73	12	pts	78	67	11	pts
Manifest/Automotive car trip plan compliance (%)**	70	58	12	pts	65	59	6	pts
Workforce productivity (car miles per employee)	1,051	1,010	4		1,000	1,036	(3)
Total employees (average)	30,559	31,120	(2)		31,490	30,717	3

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.16	$3.70	(15)%		$3.09	$3.65	(15)%
Fuel consumed in gallons (millions)	234	222	5		911	909	-
Fuel consumption rate***	1.091	1.064	3		1.088	1.078	1

Revenue Ton-Miles (Millions)
Grain & grain products	21,166	20,683	2%		77,717	79,725	(3)%
Fertilizer	2,960	2,701	10		12,031	11,769	2
Food & refrigerated	4,586	4,576	-		18,286	17,965	2
Coal & renewables	21,876	21,847	-		88,604	91,824	(4)
Bulk	50,588	49,807	2		196,638	201,283	(2)
Industrial chemicals & plastics	7,040	6,626	6		28,837	29,572	(2)
Metals & minerals	8,712	9,367	(7)		36,121	37,827	(5)
Forest products	5,447	5,546	(2)		22,447	25,438	(12)
Energy & specialized markets	10,349	9,575	8		39,286	37,068	6
Industrial	31,548	31,114	1		126,691	129,905	(2)
Automotive	4,369	4,384	-		18,080	17,018	6
Intermodal	18,438	17,622	5		71,890	72,546	(1)
Premium	22,807	22,006	4		89,970	89,564	-
Total	104,943	102,927	2%		413,299	420,752	(2)%

*	Surface Transportation Board (STB) reported performance measures.
**	Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.
***	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions,	2023
Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating Revenues
Freight revenues	$5,656	$5,569	$5,545	$5,801	$22,571
Other revenues	400	394	396	358	1,548
Total operating revenues	6,056	5,963	5,941	6,159	24,119
Operating Expenses
Compensation and benefits	1,179	1,269	1,201	1,169	4,818
Fuel	766	664	702	759	2,891
Purchased services and materials	653	650	668	645	2,616
Depreciation	572	577	580	589	2,318
Equipment and other rents	235	248	235	229	947
Other	357	351	378	361	1,447
Total operating expenses	3,762	3,759	3,764	3,752	15,037
Operating Income	2,294	2,204	2,177	2,407	9,082
Other income, net	184	93	106	108	491
Interest expense	(336)	(339)	(334)	(331)	(1,340)
Income before income taxes	2,142	1,958	1,949	2,184	8,233
Income tax expense	(512)	(389)	(421)	(532)	(1,854)
Net Income	$1,630	$1,569	$1,528	$1,652	$6,379

Share and Per Share
Earnings per share - basic	$2.67	$2.58	$2.51	$2.71	$10.47
Earnings per share - diluted	$2.67	$2.57	$2.51	$2.71	$10.45
Weighted average number of shares - basic	610.6	608.7	608.7	608.9	609.2
Weighted average number of shares - diluted	611.5	609.5	609.8	609.9	610.2
Dividends declared per share	$1.30	$1.30	$1.30	$1.30	$5.20

Operating Ratio	62.1%	63.0%	63.4%	60.9%	62.3%
Effective Tax Rate	23.9%	19.9%	21.6%	24.4%	22.5%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Freight Revenues (Millions)
Grain & grain products	$943	$890	$825	$986	$3,644
Fertilizer	186	183	194	194	757
Food & refrigerated	263	255	259	264	1,041
Coal & renewables	505	429	488	494	1,916
Bulk	1,897	1,757	1,766	1,938	7,358
Industrial chemicals & plastics	536	545	557	538	2,176
Metals & minerals	536	562	556	540	2,194
Forest products	332	347	333	335	1,347
Energy & specialized markets	613	632	611	665	2,521
Industrial	2,017	2,086	2,057	2,078	8,238
Automotive	587	625	609	600	2,421
Intermodal	1,155	1,101	1,113	1,185	4,554
Premium	1,742	1,726	1,722	1,785	6,975
Total	$5,656	$5,569	$5,545	5,801	22,571
Revenue Carloads (Thousands)
Grain & grain products	202	197	183	216	798
Fertilizer	45	48	51	47	191
Food & refrigerated	44	44	45	42	175
Coal & renewables	216	203	231	217	867
Bulk	507	492	510	522	2,031
Industrial chemicals & plastics	157	164	163	161	645
Metals & minerals	188	210	206	189	793
Forest products	52	55	54	52	213
Energy & specialized markets	139	144	146	153	582
Industrial	536	573	569	555	2,233
Automotive	200	213	210	197	820
Intermodal [a]	734	749	763	782	3,028
Premium	934	962	973	979	3,848
Total	1,977	2,027	2,052	2,056	8,112
Average Revenue per Car
Grain & grain products	$4,668	$4,527	$4,486	$4,580	$4,567
Fertilizer	4,135	3,830	3,818	4,085	3,962
Food & refrigerated	5,963	5,740	5,847	6,174	5,929
Coal & renewables	2,341	2,107	2,114	2,281	2,211
Bulk	3,743	3,568	3,465	3,712	3,623
Industrial chemicals & plastics	3,402	3,336	3,406	3,353	3,374
Metals & minerals	2,853	2,677	2,688	2,860	2,765
Forest products	6,384	6,337	6,197	6,326	6,310
Energy & specialized markets	4,408	4,388	4,201	4,347	4,335
Industrial	3,760	3,646	3,612	3,742	3,689
Automotive	2,944	2,928	2,894	3,061	2,955
Intermodal [a]	1,573	1,471	1,459	1,515	1,504
Premium	1,866	1,794	1,769	1,824	1,813
Average	$2,861	$2,748	$2,702	$2,822	$2,782

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP (unaudited)

Debt / Net Income
Millions, Except Ratios	2023	2022
Debt	$32,579	$33,326
Net income	$6,379	$6,998
Debt / net income	5.1	4.8

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	2023	2022
Net income	$6,379	$6,998
Add:
Income tax expense	1,854	2,074
Depreciation	2,318	2,246
Interest expense	1,340	1,271
EBITDA	$11,891	$12,589
Adjustments:
Other income, net	(491)	(426)
Interest on operating lease liabilities**	58	54
Adjusted EBITDA	$11,458	$12,217
Debt	$32,579	$33,326
Operating lease liabilities	1,600	1,631
Adjusted debt	$34,179	$34,957
Adjusted debt / adjusted EBITDA	3.0	2.9

Comparable Adjusted Debt / Adjusted EBITDA*
	2023	2022
Adjusted debt / Adjusted EBITDA	3.0	2.9
Factors Affecting Comparability:
Labor accrual adjustment [a]	-	(0.1)
Comparable adjusted debt / adjusted EBITDA	3.0	2.8

[a]	Adjustments remove the impact of $69 million from net income and $23 million from income tax expense for the year ended December 31, 2022. See page 10 for a reconciliation to GAAP.

*

Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other post retirement benefit) obligations divided by net income plus income tax expense, depreciation, amortization, interest expense, and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on operating lease liabilities) and comparable adjusted debt to adjusted EBITDA are considered non-GAAP financial measures by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe these measures are important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA and comparable adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is debt to net income ratio. The tables above provide reconciliations from net income to adjusted EBITDA, debt to adjusted debt, debt to net income to adjusted debt to adjusted EBITDA, and adjusted debt to adjusted EBITDA to comparable adjusted debt to adjusted EBITDA. At December 31, 2023 and 2022, the incremental borrowing rate on operating lease liabilities was 3.6% and 3.3%, respectively.  Pension and OPEB were funded at December 31, 2023 and 2022.

**	Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP (unaudited)

Return on Average Common Shareholders' Equity
Millions, Except Percentages	2023	2022
Net income	$6,379	$6,998
Average equity	$13,476	$13,162
Return on average common shareholders' equity	47.3%	53.2%

Return on Invested Capital as Adjusted (ROIC)*
Millions, Except Percentages	2023	2022
Net income	$6,379	$6,998
Interest expense	1,340	1,271
Interest on average operating lease liabilities	58	56
Taxes on interest	(315)	(304)
Net operating profit after taxes as adjusted	$7,462	$8,021
Average equity	$13,476	$13,162
Average debt	32,953	31,528
Average operating lease liabilities	1,616	1,695
Average invested capital as adjusted	$48,045	$46,385
Return on invested capital as adjusted	15.5%	17.3%

Comparable Return on Invested Capital as Adjusted (Comparable ROIC)*
	2023	2022
Return on invested capital as adjusted	15.5%	17.3%
Factors Affecting Comparability:
Labor accrual adjustment [a]	-	0.1
Comparable return on invested capital as adjusted	15.5%	17.4%

[a]	Adjustments remove the impact of $69 million from both net income for the year ended and shareholders' equity as of December 31, 2022. See page 10 for a reconciliation to GAAP.

*

ROIC and comparable ROIC are considered non-GAAP financial measures by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe these measures are important to management and investors in evaluating the efficiency and effectiveness of our long-term capital investments. In addition, we currently use ROIC as a performance criterion in determining certain elements of equity compensation for our executives. ROIC and comparable ROIC should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is return on average common shareholders’ equity. The tables above provide reconciliations from return on average common shareholders’ equity to ROIC and comparable ROIC. At December 31, 2023 and 2022, the incremental borrowing rate on operating lease liabilities was 3.6% and 3.3%, respectively.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP (unaudited)

Financial Performance*

Reported results	Labor accrual	Adjusted results
Millions, Except Per Share Amounts and Percentages	(GAAP)	adjustment		(non-GAAP)
For the Twelve Months Ended December 31, 2022
Compensation and benefits expense	$4,645	$(92)		$4,553
Operating expense	14,958	(92)		14,866
Operating income	9,917	92		10,009
Income taxes	(2,074)	(23)		(2,097)
Net income	6,998	69		7,067
Diluted EPS	11.21	0.12		11.33
Operating ratio	60.1%	(0.3)	pts	59.8%
As of December 31, 2022
Shareholders' equity	$12,163	$69		$12,232

*	The above table reconciles our results for the twelve months ended and as of December 31, 2022, to adjust results that exclude the impact of certain items identified as affecting comparability. We use adjusted compensation and benefits expense, adjusted operating expense, adjusted operating income, adjusted income taxes, adjusted net income, adjusted diluted EPS (earnings per share), adjusted operating ratio, and adjusted shareholders’ equity, as applicable, among other measures, to evaluate our actual operating performance. We believe these non-GAAP financial measures provide valuable information regarding earnings and business trends by excluding specific items that we believe are not indicative of our ongoing operating results of our business, providing a useful way for investors to make a comparison of our performance over time and against other companies in our industry. Since these are not measures of performance calculated in accordance with GAAP, they should be considered in addition to, rather than as a substitute for, compensation and benefits expense, operating expense, operating income, income taxes, net income, diluted EPS, operating ratio, and shareholders’ equity as indicators of operating performance.